R.R. Donnelley & Sons Company Investor Presentation August 4, 2015 Exhibit 99.2

Safe Harbor & Non-GAAP

Use of Forward-Looking Statements
This presentation contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this presentation and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The company does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.
The factors that could cause material differences in the expected results of RR Donnelley include, without limitation, the following: the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; successful execution and integration of acquisitions; successful negotiation of future acquisitions; and our ability to integrate operations successfully and achieve enhanced earnings or effect cost savings; the ability to implement comprehensive plans for the integration of sales forces, cost containment, asset rationalization, system integration and other key strategies; the ability to divest non-core businesses; future growth rates in our core businesses; competitive pressures in all markets in which we operate; our ability to access unsecured debt in the capital markets and the participants’ ability to perform to our contractual lending and insurance agreements; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital formats, customers’ budgetary constraints, and customers’ changes in short-range and long-range plans; the ability to gain customer acceptance of our new products and technologies; the ability to secure and defend intellectual property rights and, when appropriate, license required technology; customer expectations and financial strength; performance issues with key suppliers; changes in the availability or costs of key materials (such as ink, paper and fuel or in prices received for the sale of by-products; changes in ratings of our debt securities, as a result of financial community and rating agency perceptions of our business, operations and financial condition and the industry in which we operate; the ability to generate cash flow or obtain financing to fund growth; the effect of inflation, changes in currency exchange rates and changes in interest rates; the effect of changes in laws and regulations, including changes in accounting standards, trade, tax, environmental compliance (including the emission of greenhouse gases and other air pollution controls), health and welfare benefits, price controls and other regulatory matters and the cost, which could be substantial, of complying with these laws and regulations; contingencies related to actual or alleged environmental contamination; the retention of existing, and continued attraction of additional, customers and key employees; the effect of a material breach of security of any of our systems; the effect of labor disruptions or labor shortages; the effect of economic and political conditions on a regional, national or international basis; the effect of economic weakness and constrained advertising; uncertaint about future economic conditions; the possibility of future terrorist activities or the possibility of a future escalation of hostilities in the Middle East or elsewhere; the possibility of a regional or global health pandemic outbreak; adverse outcomes of pending and threatened litigation; our ability to complete the spin-offs of our financial communications services business and our publishing and retail-centric conventional print services business; our ability to realize the benefits of the spin-offs, including the tax-free nature of the transaction and other risks and uncertainties detailed from time to time in our filings with the SEC, including under “Risk Factors” in our Annual Report on Form 10-K. Readers
are strongly encouraged to read the full cautionary statements contained in RR Donnelley's filings with the SEC.
Non-GAAP Financial Information
The company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the company’s operating performance. Internally, the company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
A reconciliation of GAAP net earnings to non-GAAP net earnings and further descriptions are presented in the tables attached to our Earnings Releases, which are available in the investors section of our website, rrdonnelley.com. Also available in the investors section of our website, rrdonnelley.com, is a description of additional non-GAAP financial measures referred to in this presentation.

A
Transformative
Separation
–
The
Next
Phase
of
Our
Strategic Evolution

Separating our current business segments into three publicly-traded industry leaders:
–
Customized Multi-Channel Communications Management Company  (CMCo)
–
Financial Communications Services Company (FinancialCo)
–
Publishing and Retail-Centric Print Services Company (PRSCo)
Successful execution of strategy paved way for today’s announcement
–
For over 10 years RRD has strategically developed a diverse portfolio and business mix with significant scale and a goal of successfully evolving with transformative market shifts
Unlocking shareholder value by creating three industry leading companies that can capitalize on unique industry trends and opportunities
–
Increased management focus to pursue tailored business strategies
–
Increased organic growth opportunities
–
Flexibility to optimize capital structures and capital allocation to drive appropriate investment policy
–
Valuations more accurately reflect distinctive business characteristics
Clear Opportunity to Enhance Shareholder Value by Creating Three Distinct RRD Businesses
That Will Each Be An Industry Leader

RRD has been on a Purposeful Path of Strategic Evolution

Pre-2000s
Today and beyond
…to a full-line
printing services
provider…
…to a leading provider of
multi-channel
communication services
Evolved from a
printer…
Print and Ship
Data Acquisition
Content Management
Print & Deliver
Data Analytics
Content Optimization
Multi-channel Marketing
Portfolio Transformation to Become More Service-Orientated and Focused on Value-Add Products

2000
2010
2014A
Variable Print
Publishing & Retail Services
Strategic Services
International
Revenue
Mix
RRD Portfolio Has Become More Diversified With Significant Scale Across Key Businesses
(1) Color represents primary segment in which acquisition is reported.
$5.2bn
$10.0bn
$11.6bn
Financial Print
Logistics
& Other
Moore Wallace (‘04)
Acquisitions
(1)
Office Tiger (’06)
Banta (’07)
Bowne (’10)
Poligrafia (’05)
Von Hoffman (’07)
Cardinal (’07)
CGX (‘14)
Courier (‘15)
Esselte NA (‘14)
Edgar Online ('12)
XPO ('12)
Presort (‘12)
23%
($2.6)
32%
($3.8)
14%
($1.6)
22%
($2.6)
9%
($1.0)
34%
28%
25%
13%
64%
4%
12%
20%
Portfolio Transformation Has Been Supported by Key
Acquisitions

Unique Industry Dynamics are Creating Different Paths
to Success for Key RRD Businesses…

Variable Print
Statements
Commercial and Digital Print
Labels
Publishing, Retail and
Office Products
Books
Magazines, Catalogs, and
Retail Inserts
Directories
Forms
Financial
Financial print
Expand offerings to existing clients
Differentiated approach by vertical
Invest in new capabilities
Focus on further developing industry leading
customized multi-channel communications offerings
Capitalize on broad “brand permission” for potential
future product offerings
Investment in
technology/workflow
Focus on content
collaboration & data
analytics
Quickly adapt to
changing regulatory
requirements
Cost optimization  &
efficient capacity
utilization
Industry consolidation
& alliances
Leverage scope of print-
related capabilities
Financial Print Related
Services
Customized Multi-Channel
Communications Management
Product Promotion &
Logistics
Direct Mail
Packaging & Related Products
Global Turnkey Solutions
Logistics Services
Business Process Outsourcing
Digital and Creative Solutions
Office Products
FinancialCo
PRSCo
CMCo

9%
13%
2%
2%
11%
7%
1%
5%
2%
2%
3%
3%
1%
4%
6%
15%
2%
3%
4%
4%

RR DONNELLEY

2013
–
2018
Org.
Growth
Outlook
+1% to + 7%
Strategic Services
Long-Term Outlook by
Current Reporting Segment
…With Significant Differences in Financial & Operating Profiles
Note:
Percentages
and
revenue
numbers
based
on
LTM
Revenues
as
of
June
2015.
Catalog, Magazine,
Retail
Book
Directory
Commercial
and Digital Print
Direct
Mail
Labels
Office
Products
Business
Communication
Services
Forms
Logistics
Financial
($1.0 bn)
Sourcing
Digital
Solutions
Asia
Business
Process
Outsourcing
LatAm
(ex. Mexico)
Europe
Global
Turnkey
Canada
Mexico
Distinct Businesses With Scale Within RRD Portfolio Today
Variable Print
Publishing & Retail Services
Strategic Services
International
2013
–
2018
Org.
Growth
Outlook
-7% to -2%
Publishing & Retail Services
2013 –
2018 Org. Growth Outlook
-5% to Flat
Variable Print
2013 –
2018 Org. Growth Outlook
+1% to +3%
International
Multi-Channel
Comm. Mgmt
($7.0bn)
Publishing &
Retail-Centric
($3.5 bn)

Compelling Benefits of Separation

Creates three publicly-traded industry leaders
Separation to provide significant strategic and financial benefits
–
Increased management focus to pursue tailored business strategies
•
Continue to develop Multi-Channel Communications Management strategy (CMCo)
•
Leader in transition to a content management, e-delivery, digital, data business
(FinancialCo)
•
Cost leadership and industry consolidation (PRSCo)
–
Tailored management incentive plans aligned with financial and operating profiles
–
Flexibility to optimize capital structures and capital allocation to drive appropriate investment policy
–
Ability to attract long-term investor base appropriate for each company
–
Enables investors to value each company separately
Accelerates RRD Integrated Communications Management Strategy and
Enables Tailored Strategic, Financial and Operational Approaches for Distinct RRD Businesses

Financial Communications Services
Creates Three Industry Leading Companies

Customized Multi-Channel
Communications Management
Publishing and
Retail-Centric Print Services
High Single Digits
High Teens -
Low 20’s
Low Double Digits
EBITDA Margin
Capital Markets
Investment
Management
Int’l
Catalog,
Magazine,
Retail
Book
Office
Products
Europe
Directory
Mexico
Variable
Print
Strategic
Services (incl Logistics)
Int’l
Provides data management
and analytics solutions to the
corporate filing and global
financial community
“One-stop shop” for content
creation, collaboration,
management, and distribution
Creates, manages and executes
customer-specific and branded
communications strategies
Oversees logistics, supply chain
management & workflow
solutions
Manages related analytics and
digital services
Produces and distributes
periodicals, catalogs, inserts,
books, office products  and
directories
Unmatched scope of print-
related capabilities
Serves publishers,
merchandisers and retailers
globally
$7.0 bn
$1.0
bn
$3.5 bn
2.6%
1.4%
(3.1%)
LTM June ‘15 Net
Sales.
’12 –
’14 Org. CAGR
Low to Medium (Asset Light Logistics)
Asset Light
Low Incremental
Capital Intensity
43.6%
23.8%
4.0%
16.1%
9.7%
2.7%
49.6%
34.7%
15.7%
47.2%
23.9%
28.9%

Key Business Highlights
Historical Net Sales ($ bn)
Deep relationships
with customers
Clear
growth
opportunity
driven
by
increasing
demand for cost-effective multichannel
communications strategies
Global
capabilities (~30% of sales international)
Strong balance sheet
Representative Customers
POA: Integrated branding and communications execution
Omnichannel communications and retail marketing
Multiple solutions
and services (e.g.
brand and project
marketing and
management,
communications)
Retail / brand execution
Packag-ing
Labels
POP displays
Print &
Digital Mktg
Integrated product consistent with
client’s brand—become one-stop for
branding/communications execution
Sold with
associated
physical
logistics
Related value-
added services
across
channels, e.g.,
in-store
activation
Leading Customized Multi-Channel Communications Management Company
Adjacent product logistics
$5.6
$6.0
$7.0
2012A
2013A
2014A
Key Product – Multi-Channel Communications Management
Customized Multi-Channel Communications Management
Company

'12 – '14 Org. CAGR 1.4%

Goldman Sachs
Morgan Stanley
Bank of America
JPMorganChase

Lilly
CHRYSLER
P&G

Fidelity Investments

RR DONNELLEY

$0.97
$1.01
$1.02
2012A
2013A
2014A
Leading Financial Communications Services Company

Key Business Highlights
Key Product Offerings
Leading market position
Strong margins and free cash flow generation
Deep customer relationships
Participates
in
high-growth
content
collaboration (ActiveDisclosure) and data
analytics (EDGAR Pro)
Fast delevering
profile
Transactions Support
Compliance
Investor Communications
Data Analytics
Filings and content origination /
management (IPO docs, proxies,
PPMs)
Virtual Data Rooms
Translation Services
Regulatory Filings (Ks, Qs, etc.)
ActiveDisclosure
File 16 / Netfiler
EDGAR / SEDAR
Reporting Management Solutions
ActiveXBRL
Software
EDGAR Pro
I-Metrix
Xcelerate
Transcription
Web Content Solutions
Shareholder report solutions
Fund marketing and fund fact
sheet
eDelivery
of all investor comms.
Post-sale trade data
Right Prospectus & iCOMPLi
Historical Net Sales ($ bn)
Representative Customers
Best-In-Class Full-Service Provider of Transactional and Compliance Filing and Reporting Services,
Content Management and Data Analytics to the Corporate Filing and Global Financial Community
Investment Banking
Corporate Filers
Mutual funds

Leading
Publishing and Retail-Centric Print Services
Company

Key Business Highlights
Key Products
Historical Net Sales ($ bn)
Leading traditional printer: produces over 20
billion pages annually
Unmatched scope of print-related capabilities
Competitive advantages
from scale, track record
of innovation and cost leadership
Strong cash flow generation
Flexible balance sheet with conservative starting
leverage
Well-positioned for additional value creation
through further industry consolidation
Representative Customers
Unmatched Scope Of Print-Related Capabilities and
Global Leader in Cost-efficient Traditional Print and Print-Related Services
Books
Directories
Magazines
Retail Inserts
Catalogs
Office Products
$3.64
$3.49
$3.61
2012A
2013A
2014A

Transaction Details

Intended to take the form of a tax-free spin-off of FinancialCo and PRSCo
Target completion prior to the end of 2016, subject to customary conditions, including obtaining rulings from the IRS and/or tax opinions, execution of inter-company agreements and final approval by the Company’s Board of
Directors
It is expected that the currently outstanding RRD notes will remain at CMCo
and
that CMCo
will receive certain cash proceeds in connection with the capitalization of each of PRSCo
and FinancialCo
RR Donnelley management intends to continue to recommend to the Board of
Directors a quarterly dividend consistent with its current level until the completion of the transaction; each company will then determine its appropriate capital allocation policy
All three companies will be capitalized with strong balance sheets
Additional detail, including management teams and capital structures to be announced at a later date
Creating three leading, independent public companies
positioned to increase long-term shareholder value